SEMI-ANNUAL REPORT

THE JENSON PORTFOLIO

SEMI-ANNUAL REPORT
NOVEMBER 30, 1997

THE JENSEN PORTFOLIO

LETTER FROM THE INVESTMENT ADVISER
JANUARY 8, 1998

Dear Fellow Shareholders:

 The usual volatile markets prevailed during The Jensen Portfolio's first half ending November 30th. The climax was when the Dow Jones Industrial Average fell 554 points in a record single day session. According to the media, the cause was concern over the Hong Kong dollar. Other concerns have since replaced Hong Kong, but October's reputation was nonetheless preserved -- it continues to be the most foreboding month for equities. Through it all, we are pleased to report a 10% gain in the Portfolio's net asset value.

 Stock markets in Asia did not provide anything like the good fortune for investors as our domestic markets. According to the Wall Street Journal, during 1997 Japanese stock markets fell 21%, Singapore's stock market was off 39%, and South Korea's was down 60%. Part of the Asian problem was the massive inflow of American dollars into their stock markets as a result of the curious recommendations of many brokerage houses and financial consultants. (Their investment vehicles of choice are international mutual funds as well as individual offshore companies. Of this, more later.) Their recommendations were curious not due to the lack of opportunity for gain but curious because of the added political and economic risks that go along with foreign investments.

 Since offshore investment can offer exciting opportunities, the question the investor must face is how to reduce the risks of uncertainties, such as changes in governments, unknowable customs, currency reevaluations, and languages. Just how best can investors participate in the opportunities in emerging countries where the vast majority of new consumers reside? Not surprisingly, we believe the strategy employed in The Jensen Portfolio provides a prudent answer.

 Besides international mutual funds and individual offshore companies, a third way investors can participate in international commerce is through the ownership of multi-national companies. As explained in the prospectus, any company can qualify for inclusion in the Portfolio if it has reported 15% return-on-equity
(ROE) each year for ten consecutive years. We also require that each company's shares be traded in U.S. markets and registered with the Securities and Exchange Commission. A number of multi-nationals qualify for consideration for the Portfolio.

 The ten-year ROE requirement may seem unnecessarily arbitrary since it provides no assurance that future returns will continue at that rate. Instead, the requirement exists because it signifies that a company has a leading or dominant market position. With leading market shares, companies can price their products in a fashion to maximize their cash flow at the expense of competitors. By extending their markets internationally, companies can reach new markets and benefit from even greater economies of scale. For example, by increasing production from 10,000 widgets to 12,000 widgets a firm will only nominally increase its overhead cost (rent and utilities) -- costs exclusive of labor and material. Another reason favoring multi-nationals is that their brands command higher prices resulting in higher margins.

 Registration with the SEC, the second requirement, provides investors with two benefits as well. The first is accountability. Officers and directors of firms whose shares are registered for domestic trading are held accountable for the accuracy of their financial statements and public commentary about their firm. A significant benefit registration offers is legal protection in U.S. courts for the unwarranted promotion of securities. Secondly, the SEC is responsible for the regulation of markets such as the New York Stock Exchange in which registered foreign companies trade -- markets that the Portfolio investment managers have had long experience.

 The companies held in the Portfolio best express our opinion of the opportunities available in international business. Seventeen of the nineteen companies have significant foreign operations. Only two companies, Wilmington Trust and Gannett, have confined their operations to this country.

 Multi-national companies have some of the same risks as investors owning international mutual funds; currencies de-value, governments change. Multi-national companies can broadly diversify their foreign operations to a degree unavailable to investors. Sales and profits lost can be offset by dozens of other countries taking up the slack. Coca-Cola's products, for example, are marketed in over 200 countries. Last year sales in Korea were up a scant 2% over the year before, while China's 23 plants produced 32% more revenue. An added benefit available to multi-nationals is that they can lock-in profits by the use of currency hedging.

 There are other reasons that we favor domestically traded shares. Capitalism is firmly imbedded here and its tenets are not universally accepted elsewhere. Shareholder rights are less clearly defined in other countries. While there will surely be attractive investments offshore, multi-nationals offer participation without facing the political and economic risks.

Cordially,

/s/ Val Jensen

Val Jensen
President, Jensen Investment Management

STATEMENT OF ASSETS & LIABILITIES
NOVEMBER 30, 1997 (UNAUDITED)

ASSETS:
Investments, at value (cost $13,177,821)                        $18,844,256
Income receivable                                                    17,841
Prepaid expenses                                                      2,840
                                                                -----------
     Total Assets                                                18,864,937
                                                                -----------

LIABILITIES:
Payable for investments purchased                                 1,413,369
Payable to investment adviser                                         7,009
Payable to directors                                                  9,926
Accrued expenses                                                     30,276
                                                                -----------
     Total Liabilities                                            1,460,580
                                                                -----------
NET ASSETS                                                      $17,404,357
                                                                ===========
NET ASSETS CONSIST OF:
Capital stock                                                   $11,326,214
Unrealized appreciation on
     investments                                                  5,666,436
Undistributed net investment income                                   7,003
Undistributed net realized gain                                     404,704

                                                                -----------
     Total Net Assets                                           $17,404,357
                                                                ===========
NET ASSET VALUE PER SHARE, 1,068,788
     SHARES OUTSTANDING (100,000,000 SHARES
     AUTHORIZED, $.001 par value)                                    $16.28
                                                                     ======
See notes to financial statements.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1997 (UNAUDITED)

Number of Shares                                                 Market Value
----------------                                                 ------------
            COMMON STOCK 97.39%
            BANKS 5.37%
    16,000  Wilmington Trust
              Corporation                                            $934,000
                                                                   ----------

            BEVERAGES 3.59%
    10,000  The Coca-Cola Company                                     625,000
                                                                   ----------

            CHEMICAL SPECIALTY 8.37%
    11,500  BetzDearborn, Inc.                                        700,063
    28,000  WD-40 Company                                             756,000
                                                                   ----------
                                                                    1,456,063
                                                                   ----------

            COMPUTER SOFTWARE SERVICES 5.49%
    17,000  Automatic Data
              Processing, Inc.                                        956,250
                                                                   ----------

            DRUGS 4.18%
     7,700  Merck & Company, Inc.                                     728,131
                                                                   ----------

            ELECTRICAL EQUIPMENT 5.51%
    13,000  General Electric Company                                  958,750
                                                                   ----------

            FOOD PROCESSING 4.71%
    15,500  Sara Lee Corporation                                      819,562
                                                                   ----------

            HOUSEHOLD PRODUCTS 5.35%
    12,000  Clorox Company                                            931,500
                                                                   ----------

            INDUSTRIAL SERVICES 9.80%
    50,000  Equifax, Inc.                                           1,706,250
                                                                   ----------

            MACHINERY 4.68%
    15,500  Nordson Corporation                                       813,750
                                                                   ----------

            MEDICAL SUPPLIES 18.06%
    18,000  Abbott Laboratories                                     1,170,000
    24,000  Medtronic, Inc.                                         1,146,000
    21,000  Stryker Corporation                                       826,875
                                                                   ----------
                                                                    3,142,875
                                                                   ----------

            NEWSPAPERS 5.00%
    15,000  Gannett Company, Inc.                                     870,938
                                                                   ----------

            PRECISION INSTRUMENTS 4.60%
    16,000  Dionex Corporation #<F1>                                  801,000
                                                                   ----------

            SEMICONDUCTORS 4.46%
    10,000  Intel Corporation                                         776,250
                                                                   ----------

            SHOE INDUSTRY 4.34%
    15,500  Nike, Inc. - Class B                                      754,656
                                                                   ----------

            TELECOMMUNICATIONS 3.88%
    10,000  Reuters Holdings
              PLC - ADR                                               676,250
                                                                   ----------

            Total Common Stock
            (Cost $11,284,790)                                     16,951,225
                                                                   ----------


PRINCIPAL AMOUNT                                                 MARKET VALUE
----------------                                                -------------
            SHORT-TERM INVESTMENTS 10.88%
            VARIABLE RATE DEMAND NOTES*<F2> 10.88%
  $713,832  American Family Financial
              Services Inc., 5.2555%                                 $713,832
   100,000  General Mills, Inc.,
              5.2925%                                                 100,000
   752,688  Johnson Controls, Inc.,
              5.2925%                                                 752,688
    20,000  Pitney Bowes, Inc.,
              5.2925%                                                  20,000
     4,850  Sara Lee Corporation,
              5.2875%                                                   4,850
   301,661  Wisconsin Electric Power
              Company, 5.2555%                                        301,661
                                                                   ----------

            Total Short-Term Investments
            (Cost $1,893,031)                                       1,893,031
                                                                   ----------

            Total Investments 108.27%
            (Cost $13,177,821)                                     18,844,256
                                                                   ----------

            Liabilities, Less Other
              Assets (8.27%)                                      (1,439,899)
                                                                   ----------
            NET ASSETS 100.00%                                    $17,404,357
                                                                 ============



#<F1>Non income producing security.
*<F2>Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate is as of November 30, 1997.

See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                          $111,050
Interest                                                             21,137
                                                                  ---------
                                                                    132,187
                                                                  ---------

EXPENSES:
Investment advisory fees                                             40,201
Shareholder servicing and accounting                                 14,787
Professional fees                                                     6,259
Directors' fees and expenses                                          8,364
Amortization of deferred
  organizational expenses                                             2,454
Administration fees                                                   8,341
Reports to shareholders                                               3,602
Federal and state registration fees                                   2,251
Custody fees                                                          2,108
Other                                                                   675
                                                                  ---------
     Total expenses                                                  89,042
                                                                  ---------
NET INVESTMENT INCOME                                                43,145
                                                                  ---------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment transactions                        695,774
Change in unrealized appreciation
  on investments                                                    821,685
                                                                  ---------
Net gain on investments                                           1,517,459
                                                                  ---------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $1,560,604
                                                                 ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED     YEAR ENDED
                                                     NOV. 30, '97 MAY 31, '97
                                                     ------------ -----------
                                                      (UNAUDITED)
OPERATIONS:
  Net investment income                                   $43,145     $75,658

  Net realized gain on
    investment transactions                               695,774      48,074

  Change in unrealized appreciation
    on investments                                        821,685   2,435,266
                                                      -----------  ----------

  Net increase in net assets
    resulting from operations                           1,560,604   2,558,998
                                                      -----------  ----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                           1,790,228   2,414,861

  Shares issued to holders in
    reinvestment of dividends                              24,713      79,511

  Shares redeemed                                        (448,359) (1,699,617)
                                                      -----------  ----------
  Net increase                                          1,366,582     794,755
                                                      -----------  ----------

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS:
  Net investment income                                   (33,916)    (89,436)
  In excess of net investment
    income#<F3>                                                --     (10,260)
                                                      -----------  ----------
  Total dividends and
    distributions                                         (33,916)    (99,696)
                                                      -----------  ----------

INCREASE IN NET ASSETS                                  2,893,270   3,254,057

NET ASSETS:
  Beginning of year                                    14,511,087  11,257,030
                                                      -----------  ----------

  End of year (including
    undistributed net investment
    income of $7,003
    and $9,098, respectively)                         $17,404,357 $14,511,087
                                                      =========== ===========

#<F3>On a tax basis, this is not a return of capital.

See notes to financial statements.

FINANCIAL HIGHLIGHTS


                                                                                                                     AUGUST 3,
                                       SIX MONTHS                                                                   1992(1)<F4>
                                          ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH
PER SHARE DATA:                       NOV. 30, '97    MAY 31, '97    MAY 31, '96    MAY 31, '95    MAY 31, '94      MAY 31, '93
                                      ------------   ------------   ------------   ------------    -----------     ------------
                                       (Unaudited)
Net asset value,
  beginning of period                       $14.78         $12.16          $9.94          $8.80          $9.36           $10.00

Income from investment
  operations:
  Net investment income                       0.04           0.10           0.15           0.14           0.13             0.09
  Net realized and unrealized
     gains (losses) on investments            1.49           2.63           2.23           1.15          (0.56)           (0.66)
                                           -------        -------        -------        -------        -------          -------
  Total from investment
     operations                               1.53           2.73           2.38           1.29          (0.43)           (0.57)
                                           -------        -------        -------        -------        -------          -------

Less distributions:
  Dividends from net investment
    income                                   (0.03)         (0.10)         (0.15)         (0.15)         (0.13)           (0.07)
  Distribution in excess of net
    investment income                           --          (0.01)         (0.01)            --             --               --
                                           -------        -------        -------        -------        -------          -------
                                             (0.03)         (0.11)         (0.16)         (0.15)         (0.13)           (0.07)
                                           -------        -------        -------        -------        -------          -------
Net asset value,
  end of period                             $16.28         $14.78         $12.16          $9.94          $8.80            $9.36
                                           =======        =======        =======        =======        =======          =======


Total return(2)<F5>                         10.38%         22.56%         24.14%         14.84%          (4.64)%          (5.72)%

Supplemental data and ratios:
  Net assets, end of
     period                            $17,404,357    $14,511,087    $11,257,030     $9,859,630     $8,808,717       $9,470,139

  Ratio of expenses to average
    net assets(3)<F6>                        1.11%          1.32%          1.20%          1.20%          1.13%            0.89%

  Ratio of net investment income to
    average net assets(3)<F6>                0.54%          0.61%          1.23%          1.48%          1.36%            1.54%

  Portfolio turnover rate                   18.50%         24.50%         47.93%         11.27%          5.26%            4.01%

  Average commission rate paid             $0.0186        $0.0196        $0.0198

(1)<F4>Commencement of operations.
(2)<F5>Not annualized for the periods August 3, 1992 through May 31, 1993 or six months ended November 30, 1997.
(3)<F6>Annualized for the periods August 3, 1992 through May 31, 1993 and six months ended November 30, 1997. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997, $30,602 for the year ended May 31, 1996, $50,889 for the year ended May 31, 1995, $54,481 for the year ended May 31, 1994, and $61,182 for the period August 3, 1992 through May
 31, 1993, the ratio of expenses to average net assets would have been 1.35%, 1.49%, 1.75%, 1.72% and 1.97%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94%, 0.93%, 0.77% and 0.25%, respectively.

See notes to financial statements.


NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)


1.   ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

Jensen Investment Management, Inc. (the "Investment Adviser") has advanced the Fund $56,604 to cover costs in connection with the organization, initial registration and public offering of shares. The Fund has reimbursed these costs under a five-year amortization schedule. The total organizational costs of $57,854 (which includes both costs advanced by the Investment Adviser and costs paid directly by the Fund) were completely amortized in August 1997.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit- worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2.   CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                       SIX MONTHS
                                          ENDED            YEAR ENDED
                                      NOV. 30, '97         MAY 31, '97
                                      ------------         -----------
Shares sold                                113,552             178,249
Shares issued to holders in
  reinvestment of dividends                  1,542               6,168
Shares redeemed                            (28,299)           (128,324)
                                          --------           ---------
Net increase                                86,795              56,093
                                          ========           =========

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 1997, were $3,951,460 and $2,854,194, respectively.

At November 30, 1997, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                            $5,964,905

(Depreciation)                            (298,469)
                                        ----------
Net appreciation on investments         $5,666,436
                                         =========

At November 30, 1997, the cost of investments for federal income tax purposes was $13,177,821.

At May 31, 1997, the Fund had accumulated net realized capital loss carryovers of $72,477 and $218,592 expiring in 2002 and 2003, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY AND OTHER
    AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.   EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

       Average Daily Net                 Annual
      Assets for the Year            Expense Limit
     --------------------            -------------
$100,000 -  $10,000,000                      2.00%
$10,000,001 - $15,000,000                    1.75%
$15,000,001 - $25,000,000                    1.50%
$25,000,001 - $50,000,000                    1.25%
$50,000,001 - $100,000,000                   1.00%
$100,000,001 and above                       0.75%

In addition, the Investment Adviser has voluntarily agreed to reimburse the Fund for its expenses or waive management fees during fiscal 1998 in order to keep regular operating expenses at no more than 1.40%. Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6.   DISTRIBUTIONS

On December 31, 1997 an ordinary income dividend of $0.02666366 per share aggregating $29,346 and a long term capital gain distribution, 100% taxed at maximum 20% rate, of $0.36771248 per share aggregating $404,704 were declared. The distributions were paid on December 31, 1997 to shareholders of record on December 30, 1997.

END OF NOTES TO THE FINANCIAL STATEMENTS

Effective December 13, 1995, Deloitte & Touche, L.L.P. ("Deloitte") resigned as the Fund's independent accountants. For the years ended May 31, 1994 and 1995, Deloitte expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte prior to their resignation. On December 13, 1995, the Board of Directors of the Fund approved the appointment of Coopers & Lybrand L.L.P. as the Fund's independent accountants. The Fund has received a letter from Deloitte addressed to the Securities and Exchange Commission stating that Deloitte agrees with the above statements (other than the statement with respect to the approval of the Board of Directors, as to which Deloitte expresses no knowledge).

  430 Pioneer Tower
  888 SW Fifth Avenue
  Portland, OR 97204-2018

  503-274-2044
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